FEDERATED U.S. GOVERNMENT BOND FUND


Supplement to the Prospectus dated October 31, 2004.


Under "Who Manages the Fund?" please delete the subsection entitled "The Fund's Portfolio Managers Are:" and replace it with the following:



THE FUND'S PORTFOLIO MANAGERS ARE:

Liam O'Connell
Liam O'Connell has been a portfolio manager of the Fund/Trust since June 2005. Mr. O'Connell joined Federated in September 2003 as an Investment Analyst of the Fund's Adviser. He was named an Assistant Vice President of the Adviser in January 2005. From 2001 to 2003, Mr. O'Connell attended MIT's Sloan School of Management, receiving his M.B.A. Mr. O'Connell served as an engineer with the Naval Surface Warfare Center from 1998 to 2001. Mr. O'Connell also holds a B.S. in Naval Architecture and Marine Engineering from the Webb Institute of Naval Architecture, and an M.S. from the Johns Hopkins University.


Donald T. Ellenberger
Donald T. Ellenberger has been designated as a back-up portfolio manager for the Fund, and as such does not have primary responsibility for the day-to-day management of the Fund's portfolio. Mr. Ellenberger joined Federated in 1996 as a Portfolio Manager and a Vice President of the Fund's Adviser. He has been a Vice President of the Fund's Adviser since 1997. From 1986 to 1996, he served as a Trader/Portfolio Manager for Mellon Bank, N.A. Mr. Ellenberger received his M.B.A. in Finance from Stanford University.



Federated Securities Corp., Distributor

Cusip 314284100

33121 (6/05)

                                                      June 22, 2005









Federated U.S. Government Bond Fund

Supplement to the Statement of Additional Information dated October 31, 2004.


In the section entitled "Who Manages and Provides Services to the Fund?" under the "Officers" table, please delete the information pertaining to Susan
M. Nason in its entirety.




Federated Securities Corp., Distributor

Cusip 314284100

33122 (6/05)

                                                      June 22, 2005